Exhibit 99.1

2007 ANNUAL STOCKHOLDERS’ MEETING

MWI Company Overview and Fiscal Year 2006 Review Jim Cleary Mary Pat Thompson

Disclaimer/Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed in our Annual Report on Form 10-K, may cause results to differ materially from those anticipated in forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Potential investors should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

MWI Mission Statement MWI will be the best resource to the veterinary profession by delivering superior value, efficiency and innovation.

MWI Core Values MWI’s culture is driven by our five core values of customer service, integrity, dedication, innovation and quality. With a history of 30 years in veterinary distribution, we believe we have developed a strong culture and business model for the future.

Our Company Leading distributor of animal health products to veterinarians across U.S. 30 years of operating history 15,000+ veterinary practices nationwide 10,000+ products sourced from 400+ vendors Strong financial performance

MWI Locations

MWI’s Revenue Mix Companion Animal, 2/3 Production Animal, 1/3

The MWI Edge: Broad Product Portfolio Over 10,000 products stocked in MWI warehouses Over 7,000 additional products available by special order Continually evaluate product portfolio to improve offerings Key products include: Pharmaceuticals, Vaccines and Parasiticides Diagnostics, Capital Equipment and Supplies Veterinary Pet Food and Nutritional Products

The MWI Edge: Broad Product Portfolio 40% 19% 7% 8% 3% 23% Pharmaceuticals Vaccines Parasiticides Diagnostics Capital Equipment Other Supplies

The MWI Edge: Premier Sales and Marketing Franchise Sales Representatives Direct Marketing Dual coverage approach with frequent contact Act as business consultants Continuous training initiatives Performance driven compensation Significant industry experience Over 450,000 pieces of direct marketing material distributed Comprehensive and specialty catalogs, loyalty programs, product/vendor programs, flyers, order stuffers 69 75 79 93 106 94 111 134 155 82 2002 2003 2004 2005 2006 Telesales Reps Field Sales Reps

The MWI Edge: Innovative Technology Systems Technology systems closely integrated with customers’ day-to-day operations E-commerce System Inventory Management System

MWI Growth Strategies Expand Number of Veterinarians Served Offer Innovative, Differentiated Solutions to Veterinarians Increase Share of Wallet from Existing Customers Pursue Strategic Acquisitions Expand Agreements with Existing and New Vendors Increase Overall Productivity and Profitability

Revenues of $606 million Plus an additional $151 million of sales of agency products Merger and integration of Northland Veterinary Supply, Ltd. Expansion of our Harrisburg, Pennsylvania and Denver, Colorado distribution facilities Opening our 12th distribution facility in Orlando, Florida Growth of value-added services: E-commerce platform Sweep™ inventory management system Pharmacy fulfillment program Capital equipment consulting Follow on offering of MWI’s common stock resulting in net proceeds of approximately $27.3 million MWI Headline News in Fiscal Year 2006

What’s in store for Fiscal Year 2007 We relocated to a new, larger distribution center in Atlanta, Georgia in January 2007 Evaluation of additional a new distribution center in the Midwest Expansion of our sales force into new sales territories as well as into our mature regions Continued focus on value-added services: E-commerce platform Sweep™ inventory management system Pharmacy fulfillment program Capital equipment consulting Evaluation of strategic acquisitions

Financial Overview Mary Pat Thompson

Total Revenues FY 2001 - 2006 CAGR 22.3% Strong Growth in Revenues Dollars in millions $606.2 $496.7 $394.3 $341.7 $281.2 $221.4 $0 $100 $200 $300 $400 $500 $600 $700 2001 2002 2003 2004 2005 2006

Operating Income FY 2001 - 2006 CAGR 26.5% Strong Growth in Operating Income Dollars in millions $23.7 $15.8 $12.6 $10.2 $7.2 $7.3 $0 $4 $8 $12 $16 $20 $24 2001 2002 2003 2004 2005 2006

Condensed Consolidated Balance Sheet ($ in thousands) Assets 09/30/06 09/30/05   Cash $ 37 $ 31 Receivables, net 99,518 77,099 Inventories 85,083 68,786 Other current assets 3,153 2,493 Total Current Assets 187,791 148,409   Property and equipment, net 7,053 6,919 Goodwill & intangibles, net 33,943 31,383 Other assets, net 1,772   1,533 Total Assets $ 230,559   $ 188,244   Liabilities   Line-of-credit $ 10,559 $ 24,690 Accounts payable 82,561 69,382 Accrued expenses & other current liabilities 7,016 6,438 Total Current Liabilities 100,136 100,510   Deferred income taxes 505 650 Long-term debt 292 390 Stockholders' Equity 129,626 86,694   Total Liabilities & Stockholders' Equity $ 230,559   $ 188,244

Debt Dollars in millions $10.9 $25.2 $85.9 $0 $20 $40 $60 $80 $100 2004 2005 2006

Stockholders’ Equity Dollars in millions $129.6 $4.6 $86.7 $0 $20 $40 $60 $80 $100 $120 $140 2004 2005 2006

2007 ANNUAL STOCKHOLDERS’ MEETING